Exhibit 10.11.2

                       VOID AFTER 5:00 P.M., EASTERN TIME,
                               ON JANUARY 29, 2009


           THIS WARRANT AND THE SHARES OF COMMON STOCK UNDERLYING THIS
        WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED
       UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD,
        PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN
       EFFECTIVE REGISTRATION UNDER SUCH ACT OR IN A TRANSACTION THAT, IN
         THE OPINION OF COUNSEL TO CAPRIUS, INC., QUALIFIES AS AN EXEMPT
            TRANSACTION UNDER SUCH ACT AND THE RULES AND REGULATIONS
                             PROMULGATED THEREUNDER.


                                  CAPRIUS, INC.

                          COMMON STOCK PURCHASE WARRANT

No. W-BL.04.__                                                    _______ Shares


     CAPRIUS, INC., a Delaware corporation (the "Company"), hereby certifies that ____________(the "Initial Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, _________ shares (the "Shares") of fully paid and non-assessable Common Stock of the Company, par value $.01 per share, at a purchase price of Twenty Five Cents ($0.25) per Share, subject to adjustment from time to time pursuant to Section 3 hereof (the "Exercise Price"). The term "Common Stock" means, unless the context otherwise requires, the Company's Common Stock, par value $.01 per share, or other securities or property at the time deliverable upon the exercise of this Warrant.

     1    Exercise.

     1.1 Timing of Exercise. This Warrant shall be exercisable in whole or in part from time to time commencing as of January 29, 2004 and expiring at 5:00 P.M., New York time, on January 29, 2009 (the "Expiration Date"), subject to earlier termination as provided herein, and may not be exercised thereafter.

     1.2 Manner of Exercise. The purchase rights evidenced by this Warrant shall be exercised by the Initial Holder or any person permitted by Section 6.1 herein (collectively, "the Holder"), by surrendering this Warrant, with the Notice of Exercise in the form of Exhibit A hereto duly executed by the Holder, to the Company at its principal office (or such other office as may be designated by the Company to the Holder), accompanied by payment (in cash, by wire transfer or by certified or official bank check or checks) of the Exercise Price.

     1.3 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder a new Warrant or Warrants of like


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tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the Holder.

     2 . Delivery of Stock Certificates Upon Exercise. As soon as practicable after the exercise of this Warrant, and in any event within five (5) business days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such exercise. Any shares of Common Stock as to which this Warrant is exercised shall be deemed issued on and as of the date of such exercise, and the Holder shall thereupon be deemed to be the owner of record of such shares.

     3.   Anti-Dilution Adjustments.

     3.1 Change in Capitalization. In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board of Directors of the Company to the number of Shares, and the Exercise Price per Share, of Common Stock which may be purchased under this Warrant.

     3.2  Consolidation, Merger and Sale of Assets.

          (a) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a publicly traded company, the Company agrees that a condition of such transaction will be that the Company or such successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of shares and other securities and/or property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3.2(a) shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (b) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a non-publicly traded company, the Company agrees that a condition of such transaction will be that the Company shall mail to the Holder at the earliest applicable time (and, in any event not less than 20 days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of such record date. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of this Warrant.


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Upon the closing of the transaction referenced in the foregoing notice, this
Warrant to the extent then unexercised shall terminate.

     3.3 Exchanges and Distributions With Respect to Common Stock. If the Company shall exchange for its Common Stock or distribute with respect to its Common Stock other securities issued by it, the Company shall give notice thereof to the Holder, and the Holder shall have the right thereafter (until the expiration of this Warrant) to exercise this Warrant for the kind and amount of shares of stock and other securities retained or received by a holder of the number of shares of Common Stock of the Company into which this Warrant might have been converted immediately prior to such exchange or distribution, subject to adjustment as provided hereinabove.

     3.4 Officer's Certificate. Whenever the Exercise Price per Share or the number of shares of Common Stock subject to this Warrant is adjusted, the Company shall promptly mail to the Holder of this Warrant a notice of adjustment, which notice shall include a brief statement of the facts requiring the adjustment and the manner of computing it and shall be certified by the chief financial officer of the Company. The determination of the adjustment shall be made by the Company in its sole discretion and shall be final and binding upon the Holder.

     4. Shares to Be Fully Paid; Reservation of Capital Stock Issuable Upon Exercise of Warrants. The Company covenants and agrees that any shares issued hereunder will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the issuance and delivery upon the exercise of this Warrant, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant.

     5. Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this
Section 5, be issuable upon exercise of this Warrant, then the number of shares of Common Stock to be issued shall be rounded up or down to the nearest whole share.

     6.   Transfer Restrictions.

     6.1 Transfer. A Holder, including the Initial Holder or any subsequent Holder, may transfer this Warrant only to (i) any other Holder, (ii) any entity controlled by, controlling or under common control of the Holder, or for which the Holder is acting as the representative, or to one or more of its shareholders, directors, officers, members, employees or limited or general partners, or to entities that manage or co-manage the Holder or any of its limited or general partners, or (iii) any member of the immediate family (which shall be deemed to include a spouse, parent, or child) of an individual Holder or trust for the benefit of any such individual. Prior to any such transfer, the Holder must deliver the Assignment Form in the form of Exhibit B hereto and provide information to the Company, in writing, regarding the proposed transferee sufficient for the Company to determine the eligibility of such transferee under this Section 6.

     6.2 Securities Laws. The Holder of this Warrant, by accepting delivery of the same, hereby:


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


          (a) acknowledges that any shares of Common Stock issued pursuant to the exercise of this Warrant may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time issued;

          (b) agrees that, upon the exercise of this Warrant, it shall make the customary representations and warranties as may be requested by counsel to the Company in order for the Company to properly rely upon Section 4(2) of the Securities Act regarding exemption from registration thereunder, and, in connection with such exemption, that any certificates representing shares of Common Stock issued pursuant to this Warrant would reflect an appropriate legend regarding restrictions upon transferability; and

          (c) agree to indemnify the Company, and hold it harmless from and against, any and all losses, expenses (including attorneys' fee), costs and damages arising from or relating to any violation of applicable state securities or "blue sky" laws in connection with the issuance, sale, delivery or exercise of this Warrant and the issuance, sale and delivery of shares of Common Stock upon any exercise of this Warrant.

     7.   Registration Under the Securities Act of 1933.

     7.1  Piggy-Back Rights.

          (a) If at any time prior to the Expiration Date the Company proposes to register shares of its Common Stock under the Securities Act on any form for the registration of its Common Stock under the Securities Act (the "Registration Statement") for the account of stockholders (other than a registration relating to (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; or (iii) a registration of securities proposed to be issued in exchange for other securities of the Company) in a manner which would permit registration of the Shares for sale to the public under the Securities Act (a "Piggyback Registration"), it will at such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Section 7.1. Such rights are referred to hereinafter as "Piggyback Registration Rights". Upon the written request of the Holder to the Company made within ten (10) days after the giving of any such notice (which request shall specify the number of Shares intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will include in the Registration Statement the Shares which the Company has been so requested to register by the Holder, provided that the Company's obligation shall continue after exercise of the Warrants, but it need not include any Shares in a Registration Statement filed after the Expiration Date.

          (b) If, any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to register such securities, the Company will give written notice of such determination to the Holder and thereupon shall be relieved of its obligation to register any Shares in connection with such Piggyback Registration.


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


          (c) The Holder may elect in writing, not later than three (3) business days prior to the effectiveness of the Piggyback Registration not to have his Shares included in connection with the Registration Statement.

          (d) If the securities covered by the Registration Statement are to be underwritten, the Company shall not be required to include therein any of the Shares unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter, the registration of all, or a part of, the Shares which the Holder has requested to be included in the Registration Statement would adversely affect such public offering, then, (i) the Company shall be required to include in the underwriting only the number of Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, and the number of Shares that may be included in such registration shall be allocated among all selling stockholders, requesting to participate in such registration in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by each selling stockholder (including the Holder), or (ii) the Company may require the selling shareholders (including the Holder) to delay any offering of the Shares for a period of up to ninety (90) days.

          (e) The Company is obligated to file only one Registration Statement pursuant to this Section 7 which is declared effective under the Securities Act. The Piggyback Registration Rights under this Section 7 are the only rights granted by the Company to the Holder to include the Shares in a Registration Statement.

     7.2  Obligations of the Company.

          (a)  The Company shall comply with the requirements of this
Section 7 at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASDAQ or Exchange fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the Registration Statement and the offering. However, this expense shall not include the portion of any underwriting commissions, transfer taxes and any underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Shares or the fees and expenses of counsel to the Holder, all of which expenses shall be borne by the Holder of this Warrant. The Company shall include in the Piggyback Registration, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Shares by the Holder.

          (b) The Company shall supply to the Holder a reasonable number of copies of the preliminary, final or other prospectus, all prepared in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and such other documents as the Holder shall reasonably request.

          (c) The Company shall cooperate with respect to (i) all necessary or advisable actions relating to the preparation and the filing of the Piggyback Registration and arising from the provisions of this Section 7, (ii) all reasonable efforts to establish an exemption from the provisions of the Securities Act or any other federal or state securities statutes, (iii) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky"


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


securities statutes of each jurisdiction that the Holder shall reasonably request, and (iv) all other necessary or advisable actions to enable the Holder of this Warrant and/or the Shares to complete the contemplated disposition of the Shares in each reasonably requested jurisdiction.

          (d) The Company shall keep the Registration Statement to which this Section 7 applies, and all amendments thereto, effective and current under the Securities Act for a period ending not sooner than ninety (90) days after their initial effective date (excluding any lock-up period) and cooperate with respect to all necessary or advisable action to permit the completion of the public sale or other disposition of the securities included therein.

          (e) The Company shall indemnify and hold harmless the Holder from and against all losses, claims, damages, and liabilities, including, but not limited to, reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing, defending or settling any claim, arising from or relating to (i) any untrue or alleged untrue statement of a material fact contained in Registration Statement to which this Section 7 applies, or
(ii) any omission or alleged omission to state a material fact necessary to make the statements contained in Registration Statement to which this Section 7 applies not misleading; provided, however, that the indemnification continued in this clause shall not apply if the untrue statement or omission, or alleged untrue statement or omission, was the result of information furnished in writing to the Company by the Holder expressly for use in the Registration Statement at issue or was the result of oral representations made by the Holder in connection with the sale of the Shares. To the extent that the indemnification contained in this provision applies, the Company also shall indemnify and hold harmless each officer, director, employee, controlling person or agent of an indemnified Holder.

     7.3  Obligations of the Holder.

          (a) The Company's obligations contained in this Section 7 shall be conditioned upon a timely receipt by the Company in writing of the following:

               (i) Information as to the terms of the contemplated public offering furnished by and on behalf of the Holder intending to make a public distribution of Shares; and

               (ii) Such other information as the Company may reasonably require from the Holder, or any underwriter for the Holder, for inclusion in the Piggyback Registration.

          (b) The Holder shall indemnify the Company and its officers, directors and agent and any other selling stockholders and underwriters with respect to an untrue statement of material fact or omission of material fact which was the result of information furnished in writing to the Company from the Holder and which was included in the Registration Statement.

          (c) The Holder acknowledges that the Company shall have no obligation to include the Shares in a Piggyback Registration if the Shares then can be publicly sold pursuant to Rule 144 under the Securities Act.

     8. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an


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indemnity agreement, and if requested by the Board of Directors, a bond in an amount reasonably satisfactory to it, or (in the case mutilation) upon surrender and cancellation hereof, the Company will issue in lieu thereof a new Warrant of like tenor.

     9. Rights as a Warrant Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing shares of Common Stock issued upon exercise of this Warrant. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. Prior to due presentment for transfer of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

     10. Subdivision of Rights. This Warrant (as well as any new warrant issued pursuant to the provisions of this Section) is exchangeable upon the surrender hereof by the Holder at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company that may be subscribed for and purchased hereunder.

     11. Sending of Notices. All notices and other communications with respect to this Warrant shall be in writing and sent by express mail or courier service or by personal delivery, if to the Holder, to the address set forth at the end of this Warrant, and if to the Company, to One Parker Plaza, Fort Lee, New Jersey 07024, or to such other address as either party hereto may duly give to the other.

     12. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of the terms hereof.

     13. Change, Waiver, Discharge or Termination. This Warrant sets forth the entire agreement between the Company and the Holder with respect to the matters herein. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Company shall not amend any other Warrant issued as part of this Series to make terms thereunder more favorable to the Holder thereof without offering the same amended terms to the Holder hereof.


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     14.  Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.



                                                CAPRIUS, INC.



                                                By:
                                                   -----------------------------
Dated: ___________________, 2004                Jonathan Joels, CFO


Agreed to:


------------------------------
Elliott Koppel



------------------------------
Tax Identification No.


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                                    EXHIBIT A
                                    ---------
                               NOTICE OF EXERCISE
                               ------------------

(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)

The undersigned Holder of a Warrant hereby:

(a) Irrevocably elects to exercise the Warrant to the extent of purchasing _______ Shares;

(b) Makes payment in full of the aggregate Exercise Price for those Shares in the amount of $___________ by wire transfer or the delivery of certified funds or a bank cashier's check in the amount of $___________;

(c) Requests that a certificate for such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
(Name and address of person other than the undersigned in whose name Shares are to be registered.)

(d) Requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated:
       -------------------------    --------------------------------------------
                                    Signature
(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

---------------------------------   --------------------------------------------
Social Security Number                      Printed Name

Address:
------------------------------------------
------------------------------------------
Stock Warrant No.: ## W-BL.04.___


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                                    EXHIBIT B
                                    ---------
                                 ASSIGNMENT FORM
                                 ---------------

FOR VALUE RECEIVED, the undersigned,
________________________________, hereby sells, assigns and transfers unto:

Name: ________________________________________________
(Please type or print in block letters.)

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

the right to purchase ______________ shares (the "Shares") of Caprius, Inc. (the "Company") pursuant to the terms and conditions of the Warrant held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and
(ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee. Except for the number of Shares purchasable, the new Warrant to be issued and delivered by the Company is to contain the same terms and conditions as the undersigned's Warrant. This Assignment is subject to receipt by the Company of such investment representations by the assignee, as may be reasonably required under the Securities Act of 1933, as amended. To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints ______________________________ as the undersigned's attorney-in-fact to transfer the Warrant and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated:
      ---------------------------   --------------------------------------------
                                    Signature
(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

---------------------------------   --------------------------------------------
Social Security Number                      Printed Name
or Employer ID Number

Address:
        ----------------------------------
------------------------------------------

Stock Warrant No.: ## W-BL.04.___